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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       COLORADO BUSINESS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)

                 COLORADO                                84-0826324
(State of incorporation or organization)      (I.R.S. Employer Identification
                                                           No.)

      821 SEVENTEENTH STREET
        DENVER, COLORADO                                 80202
(Address of principal executive offices)              (Zip Code)

     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act: Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
                                (Title of class)

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                This Registration Statement Consists of 4 Pages
                            Exhibit Index on Page 4
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the common stock, $.01 par value (the "Common Stock"), of Colorado Business Bankshares, Inc. (the "Company") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form SB-2 (File No. 333-50037) filed by the Company with the Securities and Exchange Commission on April 14, 1998 (the "Registration Statement"), including any amendments thereto, which description is incorporated herein by reference.

ITEM 2.  EXHIBITS.

     1. Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement).

     2. Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement).


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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: June 11, 1998           COLORADO BUSINESS BANKSHARES, INC.



                              By: /s/ Jonathan C. Lorenz
                                  ---------------------------------------------
                                  Jonathan C. Lorenz
                                  President

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                       COLORADO BUSINESS BANKSHARES, INC.

                             FORM 8-A EXHIBIT INDEX

EXHIBIT
NUMBER    EXHIBITS
------    --------

  1. Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement).

  2. Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement).

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